                                                                    Exhibit 10.5
================================================================================
FIFTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
169784.4
================================================================================

                                                                 October 1, 1996
                                                    Effective: September 4, 1996

     THIS FIFTH AMENDMENT IS made to the Amended and Restated Loan and Security Agreement (the "Loan Agreement"), which Amended and Restated Loan and Security Agreement took effect on April 6, 1995 as an amendment and restatement of the December 16, 1994 Loan and Security Agreement made between

           The First National Bank of Boston, a national banking association with offices at 100 Federal Street, Boston, Massachusetts, as agent for the ratable benefit of the "Lenders" being:

                The First National Bank of Boston;

                        and

                State Street Bank and Trust Company, a Massachusetts trust company with offices at 225 Franklin Street, Boston, Massachusetts 02110;

                        and

                Citizens Bank of Massachusetts, a Massachusetts savings bank with offices at 55 Summer Street, Boston, Massachusetts 02110

           and

           ACT Manufacturing, Inc., a Massachusetts corporation with its principal executive offices at 108 Forest Avenue, Hudson, Massachusetts 01749 in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                  WITNESSETH:

     1.   AGREEMENT TO AMEND
          ------------------

     Provided each of those "Conditions to Amendment" set forth in Section 2, below, is satisfied on or before September 24, 1996, the Loan Agreement shall be amended, as set forth below, such amendment to take effect as of September 4, 1996.

     Section 1-1 of the Loan Agreement (Section Preceeding Section 1-1(a) is amended to read as follows:

     The Lenders hereby severally (and not jointly) establish a revolving line of credit (hereinafter, the "Revolving Credit") in the Borrower's favor pursuant to which each Lender, subject to, and in accordance with, the within Agreement, and acting through the Agent, shall make loans and advances (each, a "Revolving Credit Loan") to and for the account of the Borrower as provided herein, in each instance equal to that Lender's Commitment Percentage (defined below) of the subject Tranche of the Revolving Credit up to the maximum amount of that Lender's Commitment (defined below) applicable to that Tranche. The amount of the Revolving Credit shall be determined by the Agent by reference to Availability (as defined below), as determined by the Agent from time to time hereafter. All loans made by the Lenders under this Agreement, and all of the Borrower's other Liabilities (as defined below) to the Lenders under or pursuant to this Agreement, are payable as provided herein.

     Section 1-1(d) of the Loan Agreement (Definition of "Loan Cap") is amended to read as follows:

     "Loan Cap": The following amount between the dates indicated, then aggregate Stated Minus, in each instance, the Amount of all L/C's:
--------------------------------------------------------------------------------
From                         To                       Loan Cap
--------------------------------------------------------------------------------
September 4, 1996            October 18, 1996         $32,000,000.00
--------------------------------------------------------------------------------
October 19, 1996             Termination Date         $28,000,000.00
--------------------------------------------------------------------------------

     Section 1-1 of the Loan Agreement is amended by the addition of the following Section:

          (e) During the period September 4, 1996 to October 18, 1996, the Revolving Credit shall be divided into two tranches, as follows:

                "Tranche A":  The first $28,000,000.00.
                "Tranche B":  In excess of $28,000,000.00 to the Loan Cap.

     Section 1-8 of the Loan Agreement is amended by the addition of the following Section:

          (e) All repayments of principal made pursuant to this Section shall be applied first to any unpaid principal balance of Tranche B and then to any unpaid principal balance of Tranche A.


     Article 3 is amended by the amendment of the following definitions, included therein, to read as follows:

     "Commitment and Commitment Percentage": the following amounts and Percentages during the periods indicated:

================================================================================
REVOLVING CREDIT:
COMMITMENTS AND PERCENTAGE COMMITMENTS
================================================================================
LENDER
================================================================================

                            DOLLAR COMMITMENT       COMMITMENT
                            TO REVOLVING CREDIT     PERCENTAGE OF
                            LOANS                   REVOLVING
                            ($ MILLIONS)            CREDIT LOANS
                            ===================================================
                            Tranche A  Tranche B    Tranche A    Tranche B
-------------------------------------------------------------------------------
THE FIRST NATIONAL BANK           16.8        3.0         60%              75%
OF BOSTON
-------------------------------------------------------------------------------
STATE STREET                       5.6        1.0         20%              25%
-------------------------------------------------------------------------------
CITIZENS                           5.6        -0-         20%              -0-

-------------------------------------------------------------------------------
  TOTALS.....................    $28.0       $4.0        100%
===============================================================================

     2.  CONDITIONS TO EFFECTIVENESS OF AMENDMENT
         ----------------------------------------

     The within Amendment shall be effective if each of the following conditions is satisfied on or before September 24, 1996 and on the date on which such amendment is to take effect, no Suspension Event (as defined in the Loan Agreement) is extant:

         (a) Receipt by the Agent of a Certificate setting forth the text of the resolutions adopted by the Directors of the Borrower authorizing the

Borrower's execution of the within Amendment, and attesting to the authority of the persons who executed the within Amendment on behalf of the Borrower.

         (b) Receipt by the Agent of a Certificate, executed by the Borrower's President and its Chief Financial Officer, respectively confirming that no Suspension Event is then extant.

         (c) Receipt by the Agent of an opinion of counsel to the Borrower as to the due execution and effectiveness of the within Amendment (which opinion is subject only to the same qualifications as had been included in the opinion delivered by that counsel at the initial execution of the Loan Agreement).

         (d) Receipt by the Agent of an Amendment Fee of $7,500.00, which fee, the Agent shall distribute to the Lenders in accordance with the terms of the Agency Agreement, as amended, between the Lenders, on the one hand, and the Agent, on the other.

     The Borrower hereby represents that, at the execution of the within Agreement, no Suspension Event has occurred.

     Except as amended hereby, or by the First, Second, Third, and Fourth Amendments to the Loan Agreement, all terms and conditions of the Loan Agreement shall remain in full force and effect.



                                ACT MANUFACTURING, INC.
                                              (The "Borrower")

                                By /s/ Douglass C. Greenlaw
                                  --------------------------------

                                Its Chief Financial Officer
                                   -------------------------------


THE FIRST NATIONAL BANK OF BOSTON
                    ("Agent")

By /s/ George Mandt
  --------------------------------

Its Vice President
   -------------------------------

                                 The "Lenders"

THE FIRST NATIONAL BANK                  STATE STREET BANK
OF BOSTON                                AND TRUST COMPANY

By  /s/ George Mandt                     By /s/ F. Andrew Beise
  --------------------------------         --------------------------------

Its Vice President                       Its Vice President
   -------------------------------          -------------------------------

CITIZENS BANK OF MASSACHUSETTS

By /s/ Anne Forbes Van Nest
  --------------------------------

Its  Vice President
   -------------------------------